UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2025

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	000-24047	52-1782444
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(410) 766-3300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	GLBZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 12, 2025, Glen Burnie Bancorp issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K announcing its intention to voluntarily delist its common stock from The Nasdaq Capital Market and subsequently voluntary deregister its common stock with the U.S. Securities and Exchange Commission in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	See exhibit index below for the list of exhibits filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 12, 2025 (furnished only)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEN BURNIE BANCORP

	By:	/s/ Todd Capitani
Todd Capitani
Executive Vice President and
Chief Financial Officer

Date: December 12, 2025